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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 6, 2001 included in this Form 11-K, into the Company's previously filed Registration Statement File Nos. 33-55083, 33-55083-01 and 33-55083-02.

                                    /s/ ARTHUR ANDERSEN LLP

Dallas, Texas,
  June 25, 2001